EXHIBIT 99.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     SPORTS ENTERTAINMENT ENTERPRISES, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Sports Entertainment Enterprises, Inc. for the period ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Sports Entertainment Enterprises, Inc.





/s/ Voss Boreta
Voss Boreta
Chief Executive Officer
May 15, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sports Entertainment Enterprises, Inc. and will be retained by Sports Entertainment Enterprises, Inc. and furnished to the Securities and Exchange Commission upon request.